EXHIBIT 10.6

FIRST AMENDMENT TO SECURITY AGREEMENT, PLEDGE AGREEMENT AND GUARANTY

FIRST AMENDMENT TO SECURITY AGREEMENT, PLEDGE AGREEMENT

AND GUARANTY

THIS FIRST AMENDMENT TO SECURITY AGREEMENT, PLEDGE AGREEMENT AND GUARANTY (this “Amendment”) is entered into as of May 31, 2005, by and among Galaxy Energy Corporation, a Colorado corporation (“Borrower”), Dolphin Energy Corporation, a Nevada corporation (“Dolphin”), Pannonian International, Ltd, a Colorado corporation, (“Pannonian”, and together with the Borrower and Dolphin, each individually a “Debtor” and, collectively, the “Debtors”), Promethean Asset Management L.L.C., a Delaware limited liability company (in its capacity as collateral agent for the Buyers, and together with its successors and assigns, hereinafter, the “Secured Party”) and the Buyers party hereto.

W I T N E S S E T H:

WHEREAS, the Debtors and the Secured Party have entered into that certain Security Agreement dated as of August 19, 2004 (as amended pursuant to the terms hereof and as the same may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Security Agreement”);

WHEREAS, the Borrower and the Secured Party have entered into that certain Pledge Agreement dated as of August 19, 2004 (as amended pursuant to the terms hereof and as the same may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Pledge Agreement”); and

WHEREAS, each of Pannonian and Dolphin have entered into that certain Guaranty dated as of August 19, 2004 in favor of Promethean Asset Management L.L.C. in its individual capacity and in its capacity as Secured Party (as amended pursuant to the terms hereof and as the same may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guaranty”).

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1.          Defined Terms. Capitalized terms used but not defined herein (including in the preamble and recitals above) shall have the meanings ascribed to them in the Security Agreement and to the extent not defined therein, in the Notes (as defined below).

2.          Amendments to Security Agreement. The parties hereto hereby agree that the Security Agreement is hereby amended as follows:

(a)        Amendment to first two Whereas Clauses. The first two Whereas Clauses of the Security Agreement are hereby deleted and replaced in their entirety with the following:

“WHEREAS, the Buyers (as defined in the Purchase Agreement referred to below) have made loans and certain other financial accommodations to

Borrower (collectively, the “Loans”), as evidenced by those certain Senior Secured Convertible Notes dated as of August 19, 2004, October 27, 2004 and May 31, 2005 in the original aggregate principal amount of up to $30,000,000 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the “Notes”); and

WHEREAS, the Notes have been acquired by the Buyers pursuant to a Securities Purchase Agreement with Borrower dated as of August 19, 2004 (the “2004 Purchase Agreement”) and a Securities Purchase Agreement with Borrower dated as of May 31, 2005 (the “2005 Purchase Agreement”, and together with the 2004 Purchase Agreement, collectively, and as each of the same may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the “Purchase Agreement”);”

(b)           Amendment to last Whereas Clause. The last Whereas Clause of the Security Agreement is hereby deleted and replaced in its entirety with the following:

WHEREAS, to induce the Buyers to make the Loans, (i) each Debtor (other than Borrower) has agreed to guaranty the Liabilities (as hereinafter defined) of Borrower pursuant to that certain Guaranty dated as of August 19, 2004 by such Debtors to Secured Party (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “Guaranty”), (ii) each Debtor has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for its Liabilities; and (iii) Borrower and each Debtor have agreed to execute and deliver, in favor of Secured Party for the benefit of each Buyer the Conveyances of Overriding Royalty Interests (as defined in the 2005 Purchase Agreement) (collectively, the “Overriding Royalty Interests”);

(c)           Amendment to lead in to Section 1. The lead in to Section 1 of the Security Agreement is hereby deleted and replaced in its entirety with the following:

“Section 1. Definitions. Capitalized terms used herein without definition shall have the meaning set forth in the Purchase Agreement and to the extent not defined therein, shall have the meaning set forth in the Notes. In addition, as used herein:”

(d)           Amendment to Definition of Liabilities. The definition of “Liabilities” in Section 1 of the Security Agreement is hereby amended to insert the words “, the Loans, the Overriding Royalty Interests” immediately after the words “the Guaranty” in the 4th line of such definition.

(e)           Amendment to Section 4.12 of the Security Agreement. Section 4.12 of the Security Agreement is hereby amended to insert the words “(other than the

Overriding Royalty Interests)” immediately after the words “satisfaction of all of the Liabilities . . .” in the first sentence of such Section.

(f)            Amendment to Section 5.12 of the Security Agreement. Section 5.12 of the Security Agreement is hereby amended by deleting the term “Funds” in the last sentence thereof and substituting the term “Buyers” therefor.

(g)           Amendment to the definition of the term “Lender” contained in the Security Agreement. Each reference to the capitalized term “Lender” contained in the Security Agreement is hereby deleted, with the term “Buyer” substituted therefore.

(h)           Amendment to Exhibit B of the Security Agreement. The Security Agreement is hereby amended by deleting Exhibit B thereof in its entirety, and substituting the Exhibit B attached hereto as Annex A therefor.

3.             Amendments to Pledge Agreement. The parties hereto hereby agree that the Pledge Agreement is hereby amended as follows:

(a)           The first Whereas Clause of the Pledge Agreement is hereby deleted and replaced in its entirety with the following:

WHEREAS, Pledgor has executed and delivered to the Funds (as defined below) those certain Senior Secured Convertible Notes in the original aggregate principal amount of up to $30,000,000 made by Pledgor and dated as of August 19, 2004, October 27, 2004 and May 31, 2005 (as the same may be amended and in effect from time to time, individually a “Note” and collectively the “Notes”). The Notes evidence loans (the “Loans”) made by such Funds to the Pledgor, and such Notes were issued (i) pursuant to a certain Securities Purchase Agreement, dated as of August 19, 2004 (as the same has been and hereafter may be amended, modified, supplemented or restated, the “2004 Purchase Agreement”)by and among Pledgor and the funds listed on the Schedule of Buyers thereto (together with their respective successors and assigns, the “2004 Funds”), and (ii) pursuant to a certain Securities Purchase Agreement, dated as of May 31, 2005 (as the same has been and hereafter may be amended, modified, supplemented or restated, the “2005 Purchase Agreement”, and together with the 2004 Purchase Agreement, collectively, the “Purchase Agreement”), by Pledgor and the funds listed on the Schedule of Buyers thereto (together with their respective successors and assigns, the “2005 Funds”, and together with the 2004 Funds, collectively, the “Funds”).

(b)           Amendment to Section 1 Defined Terms. Section 1 of the Pledge Agreement is hereby amended to add the following proviso to the end of such Section, immediately before the period at the end of such Section:

“provided, however, the term “Liabilities” as used herein shall have the meaning set forth in the Security Agreement.”

(c)           Amendment to Section 11 of the Pledge Agreement. Section 11 of the Pledge Agreement is hereby amended to add the words “other than the Overriding Royalty Interests (as defined in the Security Agreement)” at the end of such Section.

4.             Amendments to Guaranty. The parties hereto hereby agree that the Pledge Agreement is hereby amended as follows:

(a)           The first two Whereas Clauses of the Security Agreement are hereby deleted and replaced in their entirety with the following:

A.          Lenders have made loans and certain other financial accommodations (collectively, the “Loans”) to Galaxy Energy Corporation, a Colorado corporation (“Borrower”), as evidenced by those certain Senior Secured Convertible Notes, dated as of August 19, 2004, October 27, 2004 and May 31, 2005 made by Borrower payable to Lenders in the aggregate principal amount of up to $30,000,000 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the “Notes”).

B.         The Notes have been acquired by Lenders pursuant to a Securities Purchase Agreement with Borrower, dated as of August 19, 2004, as the same may be amended, restated, modified or supplemented and in effect from time to time (the “2004 Purchase Agreement”), and a Securities Purchase Agreement with Borrower dated as of May 31, 2005, as the same may be amended, restated, modified or supplemented and in effect from time to time (the “2005 Purchase Agreement”, and together with the 2004 Purchase Agreement, collectively, the “Purchase Agreement”).

(b)           Amendment to Definition of “Obligations” in Section 1 of the Guaranty. The definition of “Obligations” in Section 1 of the Guaranty is hereby amended to insert the words “, the Loans, the Overriding Royalty Interest (as defined in the Security Agreement),” immediately after the words “the Warrants,” in clauses (i) and (ii) of such definition.

(c)           Amendment to Section 8 (Termination) of the Guaranty. Section 8 of the Guaranty is hereby amended to add the words “(other the Overriding Royalty Interest (as defined in the Security Agreement))” immediately after the words “all of the Obligations . . .” in the first sentence of such Section.

5.             Reaffirmation of Guaranty. Each of Dolphin and Pannnonian hereby acknowledge and agree that (i) it has reviewed the terms and provisions of this Amendment and any and all documents and agreements referred to herein, including without limitation, the Purchase Agreement and the Notes (in each case as defined in the Security Agreement as amended hereby), (ii) it understands and agrees that its Obligations (as defined in the Guaranty after giving effect to Amendment) will be expanded to include the new loans being made to the

Borrower on or about the date hereof, and (iii) it hereby reaffirms its entirety, all of its respective obligations under the Security Agreement, the Guaranty and any mortgage executed by it both before and after giving effect to the transactions and amendments set forth herein.

6.             Effectiveness. This Amendment shall become effective upon receipt by Secured Party of a duly executed and delivered copy of this Amendment by each party hereto.

7.             Representations and Warranties. Each Debtor, jointly and severally, hereby represents and warrants to Secured Party (for the benefit of each Buyer) that, after giving effect to this Amendment:

(a)           the execution, delivery and performance by such Debtor of this Amendment (i) has been duly authorized by all necessary action, (ii) does not and will not contravene its organization documents, or any applicable law or any contractual obligation binding on or otherwise affecting it or any of its properties, and (iii) does not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties;

(b)           this Amendment constitutes the valid and binding obligation of such Debtor, enforceable against such Debtor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws.

8.             No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Purchase Agreement, the Notes, the Warrants, the Conveyances of Overriding Royalty Interests, the Registration Rights Agreement or any other document executed in connection with or pursuant to any of the foregoing. Except as amended hereby, the all of the documents, instruments and agreements referred to herein shall remain unmodified and in full force and effect. Any reference to any note, agreement, document or instrument herein shall be deemed to be references to such note, agreement, document or instrument as amended hereby.

9.             Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.           Headings. Headings and captions used in this Amendment are included for convenience of reference only and shall not be given any substantive effect.

11.           GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

12.           Notices. All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Purchase Agreement; provided, that, to the extent any such communication is being made or sent to a Debtor that is not the Borrower, such communication shall be effective as to such Debtor if made or sent to the Borrower in accordance with the foregoing.

13.           Counterparts; Headings. This Amendment may be authenticated in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may authenticate this Amendment by signing any such counterpart. This Amendment may be authenticated by manual signature, facsimile or, if approved in writing by Secured Party, electronic means, all of which shall be equally valid. The headings in this Amendment are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

14.           SUBMISSION TO JURISDICTION; WAIVER OF VENUE. (A) EACH DEBTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT AND EACH DEBTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF SECURED PARTY TO BRING PROCEEDINGS AGAINST ANY DEBTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY A DEBTOR AGAINST SECURED PARTY OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTION WITH THIS AMENDMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

(B)          EACH DEBTOR DESIGNATES AND APPOINTS CT CORPORATION SYSTEM AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY IT (AFTER PRIOR WRITTEN NOTICE TO SECURED PARTY) WHICH IRREVOCABLY AGREES IN WRITING TO SO SERVE AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY EACH DEBTOR TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO SUCH DEBTOR AT ITS ADDRESS PROVIDED IN THIS AMENDMENT EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A DEBTOR REFUSES TO ACCEPT SERVICE, SUCH DEBTOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

15.            WAIVER OF RIGHT TO TRIAL BY JURY. EACH DEBTOR AND SECURED PARTY EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH DEBTOR AND SECURED PARTY EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

DEBTORS:

GALAXY ENERGY CORPORATION, a Colorado corporation

By:	_______________________________
Name:	_______________________________
Title:	_______________________________

DOLPHIN ENERGY CORPORATION, a Nevada corporation

By:	_______________________________
Name:	_______________________________
Title:	_______________________________

PANNONIAN ENERGY, LTD., a Colorado corporation

By:_______________________________

Name:_____________________________

Title: ______________________________

[signatures continued on next page]

SECURED PARTY:

PROMETHEAN ASSET MANAGEMENT L.L.C.,

in its capacity as agent for the Buyers

By:________________________________

Name:______________________________

Title: _______________________________

BUYERS:

HFTP INVESTMENT L.L.C.

By: Promethean Asset Management L.L.C.

Its:	Investment Manager

By:________________________________

Name:
Title:

GAIA OFFSHORE MASTER FUND, LTD.

By: Promethean Asset Management L.L.C.

Its:	Investment Manager

By:________________________________

Name:
Title:

CAERUS FUND LTD.

By: Promethean Asset Management L.L.C.

Its:	Investment Manager

By:________________________________

Name:
Title:

[signatures continued on next page]

AG DOMESTIC CONVERTIBLES, L.P

By: Angelo, Gordon & Co., L.P.

Managing Member of the General Partner

By:________________________________

Name:	Joe Wekselblatt
Title:	Chief Financial Officer

AG OFFSHORE CONVERTIBLES, LTD.

By: Angelo, Gordon & Co., L.P.

Director

By:________________________________
Name:	Joe Wekselblatt
Title:	Chief Financial Officer

LEONARDO, L.P.

By: Leonardo Capital Management, Inc.

Its: General Partner

By: Angelo, Gordon & Co., L.P.

Its: Director

By:________________________________

Name:

Title:

ANNEX A

SCHEDULE B

Buyer’s Name	Buyer’s Address and Facsimile Number

HFTP Investment L.L.C.	c/o Promethean Asset Management L.L.C. 750 Lexington Avenue 22nd Floor New York, New York 10022 Attention: Robert J. Brantman Telephone: (212) 702-5200 Facsimile: (212) 758-9620
Gaia Offshore Master Fund, Ltd.	c/o Promethean Asset Management L.L.C. 750 Lexington Avenue 22nd Floor New York, New York 10022 Attention: Robert J. Brantman Telephone: (212) 702-5200 Facsimile: (212) 758-9620
Caerus Fund Ltd.	c/o Promethean Asset Management L.L.C. 750 Lexington Avenue 22nd Floor New York, New York 10022 Attention: Robert J. Brantman Telephone: (212) 702-5200 Facsimile: (212) 758-9620
AG Domestic Convertibles, L.P	c/o Angelo, Gordon & Co. 245 Park Avenue New York, New York 10167 Attention: Gary I. Wolf Telephone: (212) 692-2058 Facsimile: (212) 867-6449
AG Offshore Convertibles, Ltd.	c/o Angelo, Gordon & Co. 245 Park Avenue New York, New York 10167 Attention: Gary I. Wolf Telephone: (212) 692-2058 Facsimile: (212) 867-6449
Leonardo, L.P.	c/o Angelo, Gordon & Co. 245 Park Avenue New York, New York 10167 Attention: Gary I. Wolf Telephone: (212) 692-2058 Facsimile: (212) 867-6449